SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                              JULY 24, 2001
                              -------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact Name of Registrant as specified in its charter)


         COLORADO               33-23693               84-1090424
----------------------------   -----------        -------------------
(State or other jurisdiction   (Commission           (IRS Employer
    of incorporation)         File Number)        Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
               -------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
                             ---------------
           (Registrant's telephone number including area code)

                                   N/A
                                   ---
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") issued the following press release on July 23, 2001:

                              NEWS RELEASE
                              ------------

              ENTROPIN ISSUED COMPOSITION-OF-MATTER PATENT
                      BY THE EUROPEAN PATENT OFFICE

INDIO, CALIF. (JULY 23, 2001) - ENTROPIN, INC. (Nasdaq: ETOP, ETOPW), a specialty pharmaceutical company developing new therapeutics for painful soft tissue injuries and diseases, today announced that the European Patent Office (EPO) has issued a patent based on Entropin's primary composition patent application, "Derivatives of Benzoylecgonine, Ecgonine, And Ecgonidine And Methods Of Preparing and Using the Same."

This European patent covers Esterom , a topical therapeutic under development for the treatment of painful soft tissue injuries and diseases, which is currently the Company's main area of focus.

The patent will be effective in Austria, Belgium, Switzerland, Germany, Denmark, Spain, France, Greece, Ireland, Italy, Luxembourg, Monaco, the Netherlands, Portugal, Sweden and the United Kingdom upon naturalization in each country. In addition to the 16 countries designated in the EPO patent application, patents based on this application have been issued in Australia, Canada, China, Israel, Japan, Mexico, New Zealand, Poland, South Africa, Taiwan and the United States.

Thomas G. Tachovsky, Ph.D., Entropin's president and chief executive officer, commented, "The granting of our composition patent by the EPO provides the strongest possible protection for Entropin's technology and intellectual property in the European Union. Including the individual European patents highlighted in today's announcement, Entropin's intellectual property portfolio features nine issued U.S. patents, seven of which cover compositions-of-matter, and thirty-eight issued foreign patents."

A second Entropin patent application, entitled "Benzoylecgonine, Ecgonine and Ecgonidine Derivatives," is currently under consideration by the EPO. This application is directed to the covalent linking of Esterom(R) components with other drugs including aspirin, ibuprofen, naproxen and acetaminophen. Three patents have already been issued to Entropin in the U.S. based on this application. The Company believes that the combination of certain Esterom(R) components with any of these common drugs may lead to a number of new pharmaceutical products.

The Company is currently in late stage clinical trials in anticipation of the submission of a New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA) seeking approval of Esterom(R) for the treatment of painful soft tissue injuries of the shoulder.

ABOUT ENTROPIN
Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function

THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT ENTROPIN'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRE-CLINICAL AND CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES; (3) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (4) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (5) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; AND (6) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                #   #   #


                               SIGNATURES
                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 24, 2001                ENTROPIN, INC.



                                   By  /s/ Thomas G. Tachovsky
                                     -------------------------------------
                                     Thomas G. Tachovsky
                                     President and Chief Executive Officer









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